                                     SCHEDULE 14A

                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934
                                  (Amendment No. __)

     Filed by Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

              [ ]     Preliminary Proxy Statement
              [ ]     Confidential, for Use of the Commission Only (as
                      permitted by Rule 14a-6(e)(2))
              [X]     Definitive Proxy Statement
              [ ]     Definitive Additional Materials
              [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
                      Section 240.14a-12


                           American Pension Investors Trust
                   (Name of Registrant as Specified In Its Charter)


                     (Name of Person(s) Filing Proxy Statement,
                              if other than Registrant)

     Payment of Filing Fee (Check the appropriate box):

              [X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                      14-6(i)(2) or Item 22(a)(2) of Schedule 14A.
              [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
              [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

                      1) Title of each class of securities to which transaction applies:
                                                   -----------------------------
                      2) Aggregate number of securities to which transaction applies:
                                                   -----------------------------

                      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1) (set forth the amount on which the filing is calculated and state how it was determined):
                                           -----------------------------------

                      4)       Proposed maximum aggregate value of transaction:

                               ------------------------------------------------

                      5)       Total fee paid:

                               ------------------------------------------------

     [ ]      Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)      Amount Previously Paid:
                                             ---------------------------------
              2)      Form, Schedule or Registration Statement Number:
                                                                       -------
              3)      Filing Party:
                                   ------------------------------------------

              4)      Date Filed:
                                 --------------------------------------------

                           AMERICAN PENSION INVESTORS TRUST
                                     GROWTH FUND
                                  T-1 TREASURY TRUST
                                 CAPITAL INCOME FUND
                             YORKTOWN CLASSIC VALUE TRUST

                                    June 14, 1996

     Dear Shareholder:

              You are cordially invited to attend a combined special meeting of shareholders ("Meeting") of Growth Fund, T-1 Treasury Trust, Capital Income Fund, and Yorktown Classic Value Trust (collectively, "Funds"), each of which is a series of American Pension Investors Trust ("Trust"). The Meeting is scheduled for July 17, 1996, at 10:00 a.m., Eastern time, at the Trust's office, 2303 Yorktown Avenue, Lynchburg, Virginia. At the Meeting, shareholders are being asked to elect six trustees to serve for an indefinite term until their successors are elected and qualified.

              Although we would like very much to have each shareholder attend the Meeting, we realize this is not possible. Whether or not you plan to be present at the Meeting, we need your vote. We urge you, therefore, to complete, sign and return the enclosed proxy card(s) promptly. A postage-paid return envelope is enclosed for this purpose.

              If you return your proxy card(s) promptly, you can help the Trust avoid the substantial expense of follow-up mailings to achieve a quorum so that the Meeting can be held. If your shares in the Funds are held in street name, only your broker or bank can vote your shares and will do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

              We look forward to seeing you at the Meeting or receiving your proxy so that your shares may be voted at that meeting.

                                       Very truly yours,


                                       /s/ David D. Basten
                                       --------------------------------
                                       DAVID D. BASTEN
                                       President,
                                       American Pension Investors Trust

                           AMERICAN PENSION INVESTORS TRUST

                                     GROWTH FUND
                                  T-1 TREASURY TRUST
                                 CAPITAL INCOME FUND
                             YORKTOWN CLASSIC VALUE TRUST

                                2303 YORKTOWN AVENUE
                              LYNCHBURG, VIRGINIA 24501
                                    (800) 544-6060

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                             ---------------------------

                                    TO BE HELD ON

                                    July 17, 1996


                              --------------------------

     TO THE SHAREHOLDERS:

              NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of American Pension Investors Trust ("Trust"), consisting of the series listed above, will be held on July 17, 1996 at 10:00 a.m. Eastern time at the office of the Trust, 2303 Yorktown Avenue, Lynchburg, Virginia 24501, for the following purposes:

              (1) To elect six trustees to serve for an indefinite term until their successors are elected and qualified; and

              (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

              You are entitled to vote at the Meeting and any adjournments thereof if you owned Trust shares at the close of business on May 31, 1996.

                                       By order of the Board of Trustees,


     June 14, 1996                     Louis B. Basten III
                                       Secretary

      YOUR VOTE IS VERY IMPORTANT -- PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

     SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING

     INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID ADDITIONAL EXPENSES TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                           AMERICAN PENSION INVESTORS TRUST

                                     GROWTH FUND
                                  T-1 TREASURY TRUST
                                 CAPITAL INCOME FUND
                             YORKTOWN CLASSIC VALUE TRUST


                                2303 YORKTOWN AVENUE
                              LYNCHBURG, VIRGINIA 24501
                                    (800) 544-6060


                       ---------------------------------------

                                   PROXY STATEMENT


                       ---------------------------------------

                           SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON

                                    JULY 17, 1996
                                     10:00 a.m.

                                     INTRODUCTION


              This Proxy Statement is being furnished to the shareholders of American Pension Investors Trust ("Trust") by the board of trustees of the Trust in connection with the solicitation of proxies to be voted at a Special Meeting of Shareholders ("Meeting") and at any adjournments thereof, to be held on July 17, 1996 at 10:00 a.m. at 2303 Yorktown Avenue, Lynchburg, Virginia 24501. This Proxy Statement will first be mailed to shareholders on or about June 17, 1996.

              The presence in person or by proxy, of a majority of the shares of beneficial interest the Trust outstanding and entitled to vote is required to constitute a quorum for the transaction of business at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote for the slate of trustees nominated or a majority of those nominees in favor of such an adjournment, and will vote those proxies required to be voted against the slate of trustees nominated or a majority of the nominees against any such adjournment.

              Abstentions and broker non-votes will be counted as shares present for determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

              If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereof. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the proposal described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking such proxy. To be effective, such revocation must be received by the Trust prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

              As of May 31, 1996, the record date, Growth Fund, T-1 Treasury Trust, Capital Income Fund, and Yorktown Classic Value Trust (each a "Fund" and collectively the "Funds") had 4,877,487, 1,418,374, 251,325, and 756,237 shares of beneficial interest outstanding. Shareholders will be entitled to one vote for each share held on that date. On May 31, 1996, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the shares of the Trust. A listing of the owners of more than 5% of the shares of any Fund as of May 31, 1996 is set forth in Exhibit A. A table listing the Fund share ownership of each current trustee and each nominee is attached as Exhibit B. On May 31, 1996, the trustees and officers as a group owned 41,748.597 shares of the Trust, representing less than 1% of the outstanding shares of the Trust. On May 31, 1996, the trustees and officers of the Trust as a group owned 16,655.952 shares of Growth Fund, representing less than 1% of the outstanding shares of Growth Fund. On May 31, 1996, the trustees and officers of the Trust owned 25,092.645 shares of Yorktown Classic Value Trust, representing approximately 3.31% of the outstanding shares of Yorktown Classic Value Trust. On May 31, 1996, no trustees or officers owned any shares of T-1 Treasury Trust or Capital Income Fund.

              The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph, or personal interview by representatives of the Trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitation, including reimbursement of brokerage firms and others for the expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by the Trust.

              The Trust will furnish to shareholders of a Fund, without charge, a copy of the Fund's most recent annual report and the Fund's most recent semi-annual report succeeding that annual report on request. Such request should be made by writing to Yorktown Management & Research Company, Inc., or by calling 1-800-544-6060.

              Yorktown Management & Research Company, Inc. (the "Adviser") serves as each Fund's investment adviser and administrator. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is controlled by David D. Basten. Yorktown Distributors, Inc. ("Distributors"), whose address is 2303 Yorktown Avenue, Lynchburg, Virginia, 24501, is the distributor of the shares of each Fund. Distributors, an affiliate of the Adviser, is also controlled by David D. Basten.


     PROPOSAL 1.  ELECTION OF TRUSTEES

              Proposal 1 relates to the election of trustees of the Trust. Management proposes the election of the six nominees named in the table below as trustees of the Trust. At a meeting of the Trust's board of trustees held on July 19, 1995, the board determined to expand the Trust's board from three to six and nominated Messrs. G. Edgar Dawson III, Louis
     B. Basten III and Stephen B. Cox to serve as trustees of the Trust, subject to their election at the Meeting. The nominees for Independent Trustees (defined below) were selected and nominated by the members of the Nominating Committee and then by the full board. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), has indicated his willingness to serve if elected. A majority of the votes cast at the Meeting is required to elect the nominees. If elected, each nominee will hold office for an indefinite term until his successor is duly elected and qualified or until he resigns or is otherwise removed. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the six nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

              Messrs. David D. Basten and Mark A. Borel have served as trustees of the Trust since its inception in 1985. Mr. Wayne C. Johnson has served as a trustee of the Trust since December 15, 1988. Mr. Louis B. Basten previously served as a trustee of the Trust from July 16, 1993 to January 18, 1995 when he resigned in order for the Trust to maintain a board the majority of members of which were Independent Trustees. Messrs.

     Dawson and Cox are nominees who have not previously served as trustees of the Trust. If each of the six nominees is elected, they will constitute the entire board of trustees of the Trust.


       Nominee; Age; Present           Business Experience During Past Five
       Position with the Trust         Years; Other Directorships
       -----------------------         ------------------------------------
       David D. Basten; 45*            President and Director, Yorktown
       President and Trustee           Management & Research Company, Inc.;
       P.O. Box 2529                   President and Director, Yorktown
       2303 Yorktown Avenue            Distributors, Inc.; President, Yorktown
       Lynchburg, Virginia 24501       Financial Corp. (insurance); Vice
                                       President, The Travel Center of Virginia,
                                       Inc.; Partner, The Rivermont Company
                                       (real estate); Partner, Maban Enterprises
                                       (real estate development); Managing
                                       Partner, Basten-Mason Properties (real
                                       estate); Managing Partner, D.A.D., a
                                       Virginia General Partnership (real
                                       estate).  He is the brother of Louis B.
                                       Basten III.


       Mark A. Borel; 44               President, Borel Construction Company,
       Trustee                         Inc.; President, River Properties, Inc.
       P.O. Box 640                    (real estate); President, MOBOWAD, Inc.
       Lynchburg, Virginia 24505       (real estate); Vice President/Secretary,
                                       BOWAD, Inc. (real estate); Partner, James
                                       Riviera, L.L.C. (real estate).


       Wayne C. Johnson; 43            Director of Personnel, C.B. Fleet
       Trustee                         Company, Inc. (pharmaceuticals).
       Route 2 Box 438
       Forest, Virginia 24551

       Louis B. Basten III; 53*        Secretary/Treasurer and Director,
       Secretary/Treasurer and         Yorktown Management & Research Company,
       Nominee                         Inc.; Secretary/Treasurer and Director,
       P.O. Box 2529                   Yorktown Distributors, Inc.; President,
       2303 Yorktown Avenue            Mid-State Insurance; Secretary/Treasurer,
       Lynchburg, Virginia 24501       The Travel Center of Virginia, Inc.;
                                       Managing Partner, The Rivermont Company
                                       (real estate).  He is the brother of
                                       David D. Basten.




                                        - 4 -



       G. Edgar Dawson III; 40         Shareholder, Officer and Director, Petty,
       Nominee                         Livingston, Dawson, Devening & Richards,
       725 Church Street               P.C. (law firm); prior to January 1995,
       Suite 1300                      he was a partner at the same firm.
       Lynchburg, Virginia 24505

       Stephen B. Cox; 48              Vice President of Operations, Span
       Nominee                         America Medical Systems, Inc. (medical
       Route 1 Box 2161                equipment supplier).
       Forest, Virginia 24551



     * "Interested Person" as that term is defined in Section 2(a)(19) of the 1940 Act by virtue of their positions with the Adviser and Distributors.

              The board of trustees of the Trust met four times during the Trust's fiscal year ended May 31, 1996. The Audit Committee of the board currently consists of Messrs. Borel and Johnson. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditors, including reports on the Trust's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met twice during the Trust's fiscal year ended May 31, 1996. Each of the trustees attended all of the meetings of the board and the Audit Committee held during the Trust's fiscal year ended May 31, 1996. The Nominating Committee currently consists of Messrs. Borel and Johnson. The Nominating Committee selects and nominates individuals to serve as Independent Trustees. It is not expected that the Nominating Committee ordinarily will consider nominees recommended by shareholders. The Trust pays the Independent Trustees of the Trust $900 per meeting of the board; trustees of the Trust who are "interested persons" as defined in the 1940 Act receive no compensation from the Trust.

              The table below includes certain information relating to the compensation of the Trust's trustees for the fiscal year ended May 31, 1996.

                                                              Compensation Table

                                                       Pension         or
                                                       Retirement
                                                       Benefits   Accrued                        Total   Compensation
                                    A g g r e g a t e  as  Part  of   the   Estimated   Annual   From  the Trust  and
       Name of Person,              Compensation       Trust's              Benefits      Upon   the  Trust   Complex
       Position                     From the Trust     Expenses             Retirement           Paid to Trustees
       ---------------              --------------     --------             ----------           ----------------
       David D. Basten, Trustee          -0-                 -0-                   -0-                  -0-

       Mark A. Borel, Trustee  .       $3,600                -0-                   -0-                $3,600

       Wayne C. Johnson, Trustee       $3,600                -0-                   -0-                $3,600

                                    TRUST OFFICERS

              Officers of the Trust are appointed by the trustees of the Trust. None of the Trust's officers currently receives any compensation from the Trust. The officers of the Trust, other than Mr. David D. Basten and Mr. Louis B. Basten, who are trustee nominees, are:

              Charles D. Foster, age 35, Chief Financial Officer of the Trust since August 1, 1988. Chief Financial Officer, Yorktown Management & Research Company, Inc.; Chief Financial Officer, Yorktown Distributors, Inc.

              M. Dennis Stratton, age 33, Controller of the Trust since
     April 3, 1989. Controller, Yorktown Management & Research Company, Inc.; Controller, Yorktown Distributors, Inc.

                                    OTHER BUSINESS

              The management knows of no business to be presented at the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust.

                                SHAREHOLDER PROPOSALS

              As a general matter, the Trust does not hold regular annual or other meetings of shareholders of the Trust. Any shareholder who wishes to submit proposals for consideration at a special meeting of the shareholders of the Trust should send such proposals to the Trust at 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in materials for that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                       By order of the Board of Trustees,

                                       Louis B. Basten III
                                       Secretary

     June 14, 1996

     IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A


               BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES



                                                                                       Number and Percentage of
                                                                                    Outstanding Shares Beneficially
                                                                                                 Owned
                Name and Address                       Name of Fund                        as of May 31, 1996
                ----------------                       ------------                     -----------------------

       Rob-San Resources, Inc.              Capital Income Fund                        23,055                9.17%
       79 East Wilder Road
       West Lebanon, NH  03784

       Joel B. & Christina Wilder           Capital Income Fund                        14,376                5.72%
       56 Cart Path Road                    Yorktown Classic Value Trust               99,576               13.17%
       Weston, MA  02193

       American Magnetics 401(K) PSP        Capital Income Fund                        13,993                5.57%
       Trust Company of Knoxville
       P.O. Box 789
       Knoxville, TN  37901-0789
       Eric D. & Susan H. Sipf              Yorktown Classic Value Trust               46,359                6.13%
       3700 S. Gilpin Street
       Englewood, CO  80110

                                                                                  EXHIBIT B

                               FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS




       Nominees or Current Board                                                   Number and Percentage of
            Members Who Are                                                           Outstanding Shares
        Standing for Reelection                  Name of Fund                      Held as of May 31, 19961/
        -----------------------                  ------------                       -----------------------
       David D. Basten2/                          Growth Fund                   14,144.122               3/
                      -											 -
                                         Yorktown Classic Value Trust           25,092.645             3.31%

       Mark A. Borel                              Growth Fund                    1,125.809               3/
                                                                                                         -

       Wayne C. Johnson                           Growth Fund                       79.943               3/
                                                                                                         -
       Louis B. Basten III                        Growth Fund                      190.510               3/
                                                                                                         -

       G. Edgar Dawson III                             -                              -                  -
       Stephen B. Cox                                  -                              -                  -











    1/      Unless otherwise stated, sole voting and
    investment power.

    2/      With respect to Growth Fund, includes 9,080.590 shares held by
    Leslie Basten (Mr. David Basten's wife), 1,060.545 shares held by Yorktown Management & Research Company, Inc., and 3,485.814 shares held by D.A.D. Partnership, which shares Mr. David Basten is presumed to control.

              With respect to Yorktown Classic Value Trust, includes 13,330.469 shares held by Leslie Basten, 5,621.850 shares held by Yorktown Management & Research Company, Inc., and 4,674.873 shares held by D.A.D. Partnership, which shares Mr. David Basten is presumed to control.

     3/       Does not exceed 1% of outstanding shares.

     AMERICAN PENSION INVESTORS TRUST:          PROXY SOLICITED BY
     GROWTH FUND                                THE BOARD OF TRUSTEES







     The undersigned, revoking any and all previous proxies, hereby appoints David D. Basten and Charles D. Foster attorneys, with the full power of substitutions, to vote all shares of American Pension Investors Trust:
     Growth Fund ("Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 on July 17, 1996 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

       NOTE:  Please sign exactly as       DATE _______________________, 1996
       your name appears on this proxy.
       When signing in a fiduciary
       capacity such as executor,          __________________________________
       administrator, trustee, attorney,
       guardian, etc., please so
       indicate.  Corporate and            __________________________________
       partnership proxies should be       Signature(s) [Title, if applicable]
       signed by an authorized person
       indicating the person's title.


           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


     Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE OR IF THE SPACE MARKED "FOR ALL EXCEPT" IS MARKED BUT NO NAMES OF THE NOMINEES ARE STRUCK THROUGH, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

     As to any other matter requiring a vote of shareholders that may arise, said attorneys shall vote in accordance with their best judgment in the interest of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
     FOLLOWING:

     1.       ELECTION OF TRUSTEES

              (Instruction: To withhold authority to vote for any individual nominee, mark center space below and strike a line through the nominee's name in the list below. Your shares shall be voted for the remaining nominee(s).)

              _____FOR         _____FOR ALL EXCEPT      _____WITHHOLD

              David D. Basten; Mark A. Borel; Wayne C. Johnson; Louis B. Basten III; G. Edgar Dawson III; Stephen B. Cox

     AMERICAN PENSION INVESTORS TRUST:                     PROXY SOLICITED BY
     T-1 TREASURY TRUST                                    THE BOARD OF TRUSTEES









     The undersigned, revoking any and all previous proxies, hereby appoints David D. Basten and Charles D. Foster attorneys, with the full power of substitutions, to vote all shares of American Pension Investors Trust: T-1 Treasury Trust ("Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 on July 17, 1996 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

       NOTE:  Please sign exactly as       DATE _______________________, 1996
       your name appears on this proxy.
       When signing in a fiduciary
       capacity such as executor,          __________________________________
       administrator, trustee, attorney,
       guardian, etc., please so
       indicate.  Corporate and            __________________________________
       partnership proxies should be       Signature(s) [Title, if applicable]
       signed by an authorized person
       indicating the person's title.


           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


     Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE OR IF THE SPACE MARKED "FOR ALL EXCEPT" IS MARKED BUT NO NAMES OF THE NOMINEES ARE STRUCK THROUGH, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
     ---

     As to any other matter requiring a vote of shareholders that may arise, said attorneys shall vote in accordance with their best judgment in the interest of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
     FOLLOWING:

     1.       ELECTION OF TRUSTEES

              (Instruction: To withhold authority to vote for any individual nominee, mark center space below and strike a line through the nominee's name in the list below. Your shares shall be voted for the remaining nominee(s).)

              _____FOR           _____FOR ALL EXCEPT             _____WITHHOLD

              David D. Basten; Mark A. Borel; Wayne C. Johnson; Louis B. Basten III; G. Edgar Dawson III; Stephen B. Cox

     AMERICAN PENSION INVESTORS TRUST:                     PROXY SOLICITED BY
     CAPITAL INCOME FUND                                   THE BOARD OF TRUSTEES









     The undersigned, revoking any and all previous proxies, hereby appoints David D. Basten and Charles D. Foster attorneys, with the full power of substitutions, to vote all shares of American Pension Investors Trust:
     Capital Income Fund ("Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 on July 17, 1996 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

       NOTE:  Please sign exactly as       DATE _______________________, 1996
       your name appears on this proxy.
       When signing in a fiduciary
       capacity such as executor,          __________________________________
       administrator, trustee, attorney,
       guardian, etc., please so
       indicate.  Corporate and            __________________________________
       partnership proxies should be       Signature(s) [Title, if applicable]
       signed by an authorized person
       indicating the person's title.


           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


     Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE OR IF THE SPACE MARKED "FOR ALL EXCEPT" IS MARKED BUT NO NAMES OF THE NOMINEES ARE STRUCK THROUGH, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

     As to any other matter requiring a vote of shareholders that may arise, said attorneys shall vote in accordance with their best judgment in the interest of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
     FOLLOWING:

     1.       ELECTION OF TRUSTEES

              (Instruction: To withhold authority to vote for any individual nominee, mark center space below and strike a line through the nominee's name in the list below. Your shares shall be voted for the remaining nominee(s).)

              _____FOR           _____FOR ALL EXCEPT    _____WITHHOLD

              David D. Basten; Mark A. Borel; Wayne C. Johnson; Louis B. Basten III; G. Edgar Dawson III; Stephen B. Cox

     AMERICAN PENSION INVESTORS TRUST:                     PROXY SOLICITED BY
     YORKTOWN CLASSIC VALUE TRUST                          THE BOARD OF TRUSTEES









     The undersigned, revoking any and all previous proxies, hereby appoints David D. Basten and Charles D. Foster attorneys, with the full power of substitutions, to vote all shares of American Pension Investors Trust:
     Yorktown Classic Value Trust ("Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 on July 17, 1996 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

       NOTE:  Please sign exactly as       DATE _______________________, 1996
       your name appears on this proxy.
       When signing in a fiduciary
       capacity such as executor,          __________________________________
       administrator, trustee, attorney,
       guardian, etc., please so
       indicate.  Corporate and            __________________________________
       partnership proxies should be       Signature(s) [Title, if applicable]
       signed by an authorized person
       indicating the person's title.

           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


     Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE OR IF THE SPACE MARKED "FOR ALL EXCEPT" IS MARKED BUT NO NAMES OF THE NOMINEES ARE STRUCK THROUGH, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

     As  to any other  matter requiring a vote  of shareholders  that may arise, said attorneys shall vote in accordance with their best judgment in the interest of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE
     FOLLOWING:

     1.       ELECTION OF TRUSTEES

              (Instruction: To withhold authority to vote for any individual nominee, mark center space below and strike a line through the nominee's name in the list below. Your shares shall be voted for the remaining nominee(s).)

              _____FOR            _____FOR ALL EXCEPT     _____WITHHOLD

              David D. Basten; Mark A. Borel; Wayne C. Johnson; Louis B. Basten III; G. Edgar Dawson III; Stephen B. Cox